                                                                    EXHIBIT 10.2
                                           SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "AGREEMENT") is made and entered into this 12th day of July, 2002 by and among INFORMATION RESCOURCES, INC., a Delaware corporation, 564 RANDOLPH CO. #2, a Delaware corporation, IRI PUERTO RICO, INC., a Puerto Rico corporation, IRI VENEZUELA HOLDINGS, INC., a Delaware corporation, IRI GUATEMALA HOLDINGS, INC., a Delaware corporation, IRI GREEK HOLDINGS, INC., a Delaware corporation, IRI FRENCH HOLDINGS, INC., a Delaware corporation, IRI ITALY HOLDINGS, INC., a Delaware corporation, INFOSCAN ITALY HOLDINGS, INC., a Delaware corporation, SHOPPERS HOTLINE, INC., a Delaware corporation, NORTH CLINTON CORPORATION, an Illinois corporation (each, a "BORROWER" and collectively, "BORROWERS"), in favor of Lenders who are a party to the Credit Agreement (each, a "LENDER" and collectively, "LENDERS") and LASALLE BANK NATIONAL ASSOCIATION ("LASALLE" or "ADMINISTRATIVE AGENT"), as a Lender and as Administrative Agent for Lenders.

     WHEREAS, Borrowers have requested extensions of credit from Lenders pursuant to the terms of that certain Revolving Credit Agreement dated of even date herewith entered into among Borrowers, Administrative Agent and Lenders (the "CREDIT AGREEMENT"); and

     WHEREAS, in order to induce Lenders to make such extensions of credit to Borrowers, Administrative Agent requires that each Borrower grant to Lenders a first priority security interest in all the assets of Borrowers in accordance with and subject to the terms of this Agreement and the Credit Documents (as defined in the Credit Agreement); and

     WHEREAS, each Borrower has determined that the execution, delivery and performance of this Agreement is in its best interest.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITIONS

     When used in this Agreement, the following terms shall have the following meanings (all capitalized terms used herein and not defined shall have the meaning ascribed to them in the Credit Agreement):

     "ACCOUNT DEBTOR" shall mean any Person who is or who may become obligated to any Borrower and its Subsidiaries under, with respect to, or on account of an Account.

     "ACCOUNTS" shall mean any account (including, without limitation, all right to payment for services rendered or goods sold or leased), payment obligation, contract right, lease, instrument, life insurance policy, and note of any Borrower and its Subsidiaries, whether now owned or hereafter acquired, including, without limitation, any Eligible Billed Receivables and Eligible Unbilled Receivables.



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     "ADMINISTRATIVE AGENT" shall have the meaning ascribed to it in the preamble.

     "AGREEMENT" shall have the meaning ascribed to it in the preamble.

     "BORROWER(S)" shall have the meaning ascribed to it in the preamble.

     "CHATTEL PAPER" shall mean any "chattel paper", as such term is defined in
Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation, all Electronic Chattel Paper,.

     "COLLATERAL" shall have the meaning ascribed to such term in Section 2 of this Agreement.

     "COMMERCIAL TORT CLAIM" shall mean any "commercial tort claim", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation, those set forth on SCHEDULE 1 attached hereto.

     "COPYRIGHT LICENSE" shall mean any written agreement or arrangement now or hereafter in existence granting to Borrowers and their respective Subsidiaries any right to use any Copyright, including, but not limited to, those set forth on SCHEDULE 2 attached hereto; provided, however, that there shall be excluded from the Collateral any Copyright License to the extent, and only to the extent, that such Copyright License contains, as of the date of this Agreement, a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations or otherwise precludes such encumbrance thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Copyright License is removed or such assignment, pledge or grant is consented to, Administrative Agent will be deemed to have been granted a security interest in such Copyright License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Copyright License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by any Borrower and its Subsidiaries of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.

     "COPYRIGHTS" shall mean all of the following: (a) all copyrights, works protectable by copyright, copyright registrations and copyright applications of Borrowers and their respective Subsidiaries, including, but not limited to, those set forth on SCHEDULE 3 attached hereto, (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and
(f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by any Borrowers and its Subsidiaries.

     "CREDIT AGREEMENT" shall have the meaning provided in the recitals hereto.

     "DEPOSIT ACCOUNTS" shall mean any "deposit accounts", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation, any and all deposit accounts (including cash collateral accounts), bank accounts or investment accounts of any Borrower and its Subsidiaries, and any account which is a replacement or substitute for any of such accounts, together with all Money, Instruments, certificates, checks, drafts, wire transfer receipts and other Property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith, together with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise, from time to time representing, evidencing, deposited into or held in such deposit accounts, bank accounts or investment accounts, including, without limitation, those set forth on SCHEDULE 10 attached hereto.

     "DOCUMENT" shall mean any "document", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by any Borrower and its Subsidiaries.

     "ELECTRONIC CHATTEL PAPER" shall mean any "electronic chattel paper", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired any Borrower and its Subsidiaries.

     "EQUIPMENT" shall mean any "equipment", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including without limitation, furniture, machinery and vehicles, together with any and all accessories, parts, appurtenances, substitutions and replacements.

     "EVENT OF DEFAULT" shall have the meaning ascribed to such term in Section 6 hereof.

     "FIXTURES" shall mean any "fixtures", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation, all plant fixtures, trade fixtures, business fixtures, other fixtures and storage facilities, wherever located, and all additions and accessions thereto and replacements thereto.

     "GENERAL INTANGIBLES" shall mean all contract rights, choses in action, general intangibles, causes of action and all other intangible personal property of Borrowers and their respective Subsidiaries of every kind and nature (other than Accounts) now owned or hereafter acquired by any Borrower and its Subsidiaries. Without in any way limiting the generality of the foregoing, General Intangibles specifically includes, without limitation, all corporate or other business records, Deposit Accounts, inventions, designs, Patents, Trademarks, Copyrights, service marks, service mark applications, trade names, trade secrets, goodwill, registrations, licenses, leasehold interests, franchises and tax refund claims owned by a Borrower or its Subsidiaries and all letters of credit, banker's acceptances, guarantee claims, security interests or other security held by or granted to a Borrower or its Subsidiaries to secure payment by an Account Debtor and such other assets as Administrative Agent reasonably determines to be intangible.

     "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "INDEBTEDNESS" shall mean, without duplication, all of Borrowers' and their respective Subsidiaries' liabilities, obligations and indebtedness to Administrative Agent or any Lender of any and every kind and nature, whether primary, secondary, direct, absolute, contingent, fixed, or otherwise (including, without limitation, interest, charges, expenses, attorneys' fees and other sums chargeable to a Borrower or its Subsidiaries by Administrative Agent or any Borrower, future advances made to or for the benefit of a Borrower and obligations of performance), whether arising under the Credit Agreement, under any of the Ancillary Agreements or acquired by Administrative Agent or any Lender from any other source, whether previously, now or to be owing, arising, due, or payable from a Borrower and its Subsidiaries to Administrative Agent or any Lender, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law, or otherwise.

     "INSTRUMENTS" shall mean any "instrument", as such term is defined in
Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, but not limited to, all promissory notes, drafts, bills of exchange and trade acceptances of any Borrower and its Subsidiaries, whether now owned or hereafter acquired.

     "INSURANCE PROCEEDS" shall mean all proceeds of any and all insurance policies payable to any Borrower or its Subsidiaries with respect to any Collateral, or on behalf of any Collateral, whether or not such policies are issued to or owned by such Borrower or its Subsidiaries.

     "INTELLECTUAL PROPERTY" shall mean all Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, inventions, ideas, URL domain names, including those listed on SCHEDULE 9 attached hereto, discoveries, trade names, domain names, jingles, know-how, software, shop rights, licenses, developments, research data, designs, technology, trade secrets, test procedures, processes, route lists, customer lists and information, databases, internet rights, web sites and web pages and content (such as text, graphics, photographs, video, audio and/or other data or information relating to any subject contained therein), e-commerce rights and licenses applications, computer programs, computer discs, computer tapes, literature, reports and other confidential information, intellectual and similar intangible property rights, whether or not patentable, trademarkable or copyrightable (or otherwise subject to legally enforceable restrictions or protections against unauthorized third party usage), and any and all applications for, registrations of and extensions, divisions, renewals and reissuance of, any of the foregoing, and rights therein, of any Borrower and any of its Subsidiaries.

     "INVENTORY" shall mean all goods, inventory, merchandise, finished goods, component goods, packaging materials and other personal property including, without limitation, goods in transit, wherever located and whether now owned or to be acquired by any Borrower or any Subsidiary which is or may at any time be held for sale or lease, furnished under any contract of service or held as raw materials, work in process, supplies or materials used or consumed in Borrowers' and their respective Subsidiaries' business, and all such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by a Borrower.

     "INVESTMENT PROPERTY" shall mean any "investment property", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries, including, without limitation the Investment Property described on SCHEDULE 4 attached hereto.

     "LENDER(S)" shall have the meaning set forth in the preamble hereto.

     "LETTER OF CREDIT RIGHTS" shall mean any "letter of credit rights", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries including, without limitation, rights to payment or performance under a letter of credit, whether or not such Borrower or its Subsidiaries have demanded or is entitled to demand payment or performance.

     "LIEN" shall mean any mortgage, pledge or lease of, security interest in or lien, charge, restriction or encumbrance on any Property of the Person involved in favor of or which secures any obligation to, any other Person.

     "LOCKBOX" shall have the meaning set forth in the Credit Agreement.

     "MONEY" shall mean any "money", as such term is defined in Article 1 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries.

     "NONCASH PROCEEDS" shall mean any "noncash proceeds", as such term in
Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries.

     "PATENT LICENSE" shall mean any written agreement or arrangement now or hereafter in existence granting to Borrower or its Subsidiaries any right to use any invention on which a Patent is in existence including, without limitation, the agreements described on SCHEDULE 5 attached hereto; provided, however, that there shall be excluded from the Collateral any Patent License to the extent, and only to the extent, that such Patent License contains, as of the date of this Agreement a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Patent License is removed or such assignment, pledge or grant is consented to, Administrative Agent will be deemed to have been granted a security interest in such Patent License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Patent License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by Borrower and its Subsidiaries of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.

     "PATENTS" shall mean all of the following: (a) all patents, patent applications and patentable inventions of any Borrower and its Subsidiaries, including, but not limited to, those set forth on SCHEDULE 6 attached hereto, and all of the inventions and improvements described and claimed therein; (b) all continuations, re-examinations, divisions, renewals, extensions, modifications, substitutions, continuations-in-part or reissues of any of the foregoing; (c) all income, royalties, profits, damages, awards and payments relating to or payable under any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing;
(e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with any of the foregoing; in each case, whether now owned or hereafter acquired by any Borrower and its Subsidiaries.

     "PAYMENT INTANGIBLES" shall mean any "payment intangibles", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by any Borrower and its Subsidiaries.

     "PERMITTED LIENS" shall have the meaning provided in the Credit Agreement.

     "PERSON" shall, mean and includes natural persons, corporations (business, municipal or not-for-profit), limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "PROCEEDS" shall mean any "proceeds", as such term is defined in Article 9 of the UCC, whether now owned or hereafter acquired by a Borrower and any of its Subsidiaries, including, but not limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Borrower or its Subsidiaries from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to any Borrower or its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting, or purporting to act, for or on behalf of any Governmental Authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and all other Payment Intangibles relating thereto.

     "PRODUCTS" shall mean any goods now or hereafter manufactured, processed or assembled with any of the Collateral.

     "PROPERTY" means any and all rights, titles and interests in and to any and all property whether real or personal, tangible (including cash) or intangible, and wherever situated and whether now owned or hereafter acquired.

     "SUBSIDIARY" shall mean, as to any Person (a) any corporation, more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any partnership, association, joint venture, or other entity in which such Person and/or one or more Subsidiaries of such Person has greater than a 50% equity interest at the time.

     "TRADEMARK LICENSE" shall mean any written agreement now or hereafter in existence granting to any Borrower or its Subsidiaries any right to use any Trademark, including, without limitation, the agreements identified on SCHEDULE 7 attached hereto; provided, however, that there shall be excluded from the Collateral any Trademark License to the extent, and only to the extent, that such Trademark License contains, as of the date of this Agreement a legally enforceable provision under the UCC that would give any other party to such agreement or instrument the right to terminate its obligations thereunder based on the grant of the security interest created herein pursuant to the terms of this Agreement (except that if and when any prohibition on the assignment, pledge or grant of Lien on such Trademark License is removed or such assignment, pledge or grant is consented to, Administrative Agent will be deemed to have been granted a security interest in such Trademark License as of the date hereof or other earliest legally valid date, and the Collateral will be deemed to include such Trademark License); provided, that in any event the foregoing limitation shall not affect, limit, restrict or impair the grant by any Borrower and its Subsidiaries of a security interest pursuant to this Agreement in any accounts receivable or any money or other amounts due or to become due under such agreement or instrument.

     "TRADEMARKS" shall mean all of the following: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the U.S., any state thereof or any other country or any political subdivision thereof, including, without limitation, those described in
SCHEDULE 8 attached hereto; (b) all renewals thereof; (c) all income, royalties, damages and payments now or hereafter relating to or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (e) the right to sue for past, present and future infringements of any of the foregoing; (f) all rights corresponding to any of the foregoing throughout the world; and (g) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by any Borrower or its Subsidiaries.

     "UCC" shall mean the Uniform Commercial Code as enacted in the State of Illinois, as amended from time to time, provided, however, that: (a) to the extent that the UCC is used to define any term herein, and such term is defined differently in different Articles of the UCC, the definition of such term contained in Article 9 of the UCC shall govern; and (b) if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, the Lenders' security interest in any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection or priority of, or remedies with respect to, the Lenders' security interest and for purposes of definitions related to such provisions.

2.   SECURITY INTEREST

     2.1 SECURITY INTEREST. As security for the payment of all Indebtedness, each Borrower hereby grants to Administrative Agent, for the benefit of the Administrative Agent and the Lenders, a security interest in all of such Borrower's assets, whether now owned or existing or hereafter acquired, including, but not limited to, all of such Borrower's right, title and interest in and to the following Property (collectively, the "COLLATERAL"):

     (a) All Accounts;

     (b) All Chattel Paper;

     (c) All Commercial Tort Claims;

     (d) All Deposit Accounts;

     (e) All Money;

     (f) All Documents;

     (g) All Equipment and Fixtures;

     (h) All General Intangibles;

     (i) All Instruments;

     (j) All Inventory;

     (k) All Investment Property;

     (l) All Letter of Credit Rights;

     (m) All Intellectual Property; and

     (n) All Proceeds (whether Money or Noncash Proceeds, including Insurance Proceeds) and Products of all the foregoing.

     2.2 BORROWERS REMAIN LIABLE. Notwithstanding anything contained to the contrary herein, Borrowers shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein and perform all of their duties and obligations thereunder and the exercise by Lenders of any of their rights hereunder shall not release Borrowers from any of their duties or obligations thereunder.

3.   REPRESENTATIONS AND WARRANTIES OF BORROWERS

     Each Borrower represents and warrants, with respect to such Borrower's Collateral, that:

     3.1 TITLE TO COLLATERAL. Such Borrower has good and marketable title to all of such Borrower's Collateral and none of such Collateral is subject to any security interest, except for the security interest created pursuant to this Agreement or the Permitted Liens.

     3.2 AUTHORIZATION. Such Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Agreement, has taken all necessary action to effectuate such Agreement and does not and will not: (a) require any consent of any Governmental Authority or (b) violate any provision of any indenture, contract, agreement or instrument to which such Borrower is a party or subject or by which it is bound.

     3.3 ACCOUNTS. All Collateral consisting of Accounts (a) represent bona fide existing obligations of the Account Debtor evidencing unpaid amounts owed by an Account Debtor in the ordinary course of business without defenses, offset or counterclaim, except those arising in the ordinary course of business that would not have a material adverse effect on such Borrower in the aggregate or for which adequate reserve has been made and (b) such Borrower owns such Accounts free and clear of any security interest other than the security interest created by this Agreement or other Permitted Liens.

     3.4 FINANCING STATEMENTS; PERFECTION. No financing statement, security agreement or Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of Lenders or with respect to the Permitted Liens. Upon filing of financing statements in the proper jurisdictions and the recordation of this Security Agreement with the proper Governmental Authority in favor of Lenders, the security interest created hereby will constitute a valid and perfected first priority Lien upon and security interest in the Collateral to the extent that such filing or recordation is sufficient under applicable law to perfect such Lien with respect to the Collateral.

     3.5 INTELLECTUAL PROPERTY.

          (a) The information contained on the schedules attached hereto in respect of such Borrower's Intellectual Property is materially true, correct and complete.

          (b) Such Borrower, to the knowledge of such Borrower, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property attributed to such Borrower free and clear of any Liens, including, without limitation, any pledges, assignments, licenses, user agreements and covenants by Borrower not to sue third Persons, other than Permitted Liens or the liens created hereby.

          (c) No claim has been made alleging that the use of any of such Intellectual Property violates or may violate the rights of any third Person.

          (d) All such Intellectual Property listed or described on the Schedules attached hereto as registered has been properly registered with the proper Governmental Authority, whether with the United States Patent and Trademark Office, United States Copyright Office or otherwise.


4.   COVENANTS OF BORROWERS

     Each Borrower covenants as follows:

     4.1 MAINTENANCE OF TANGIBLE COLLATERAL. Such Borrower will maintain such Borrower's tangible Collateral in good condition and repair. At the time of attachment and perfection of the security interest granted pursuant hereto and thereafter, all such tangible Collateral will be located and will be maintained only at the locations set forth on Schedule 1 to the Credit Agreement. Except as otherwise permitted herein or in the ordinary course of business, such Borrower will not remove such Collateral from such locations unless, prior to any such removal, such Borrower has given written notice to Administrative Agent of the location or locations to which such Borrower desires to remove the Collateral and Administrative Agent has given its written consent to such removal. Administrative Agent's security interest attaches to all of such Collateral wherever located and such Borrower's failure to inform Administrative Agent of the location of any item or items of Collateral shall not impair Administrative Agent's security interest therein.

     4.2 DISPOSITION OR ENCUMBRANCE OF COLLATERAL. Such Borrower will not encumber, sell or otherwise transfer or dispose of the Collateral without the prior written consent of Administrative Agent except as provided in the Credit Agreement. Until an Event of Default has occurred and is continuing, such Borrower may sell Collateral subject to the limitations contained in the Credit Agreement.

     4.3 NOTATION ON CHATTEL PAPER. Upon Administrative Agent's request, such Borrower will deliver to Administrative Agent the original of all of such Borrower's Chattel Paper Collateral. Such Borrower will not execute any copies of such Chattel Paper constituting part of the Collateral other than those which are clearly marked as a copy. Administrative Agent may stamp any such Chattel Paper with a legend reflecting Administrative Agent's security interest therein. For purposes of the security interest granted pursuant to this Agreement, Administrative Agent has been granted a direct security interest in all such Chattel Paper constituting part of the Collateral and such Chattel Paper is not claimed merely as Proceeds of Inventory.

     4.4 INSTRUMENTS AS PROCEEDS; DEPOSIT ACCOUNTS. Such Borrower has granted to the Administrative Agent a direct security interest in all Deposit Accounts constituting part of the Collateral and such Deposit Accounts are not claimed merely as Proceeds of other Collateral.

     4.5 PROTECTION OF COLLATERAL. All expenses of protecting, storing, warehousing, insuring, handling and shipping of such Borrower's Collateral, all costs of keeping such Collateral free and clear of any Liens prohibited by this Agreement, the Credit Agreement or the

Ancillary Documents and of removing the same if they should arise, and any and all excise, property, sales and use taxes imposed by any Governmental Authority on any of such Collateral or in respect of the sale thereof, shall be borne and paid by such Borrower and if such Borrower fails to promptly pay any thereof when due, Administrative Agent may, at its option, but shall not be required to pay the same whereupon the same shall constitute Indebtedness and shall bear interest at the Default Rate specified in the Credit Agreement and shall be secured by the security interest granted hereunder.

     4.6 CHANGES TO NAME OF BORROWER OR STATE OF INCORPORATION. Such Borrower's exact legal name, type of legal entity and state of incorporation or organization are set forth in the Credit Agreement. Such Borrower will not change its legal name or its state or incorporation or organization unless such Borrower has given Administrative Agent 30 days' prior written notice to Administrative Agent, Administrative Agent has given its written consent to such change, and such Borrower has delivered to Administrative Agent acknowledgment copies of financing statements filed where appropriate to continue the perfection of Administrative Agent's security interest as a first priority security interest in the Collateral. Such Borrower has not used any other name or incorporated or organized elsewhere within the past five years. Neither such Borrower nor, to such Borrower's knowledge, any predecessor in title to any of such Borrower's Collateral has executed any financing statements or security agreements presently effective as to the Collateral.

     4.7 COMPLIANCE WITH LAWS. Such Borrower will not use all or any part of such Borrower's Collateral, or knowingly permit such Collateral to be used, for any unlawful purpose or in violation of any federal, state or municipal law.

     4.8 COMMERCIAL TORT CLAIMS. Such Borrower shall promptly notify Administrative Agent of any Commercial Tort Claim acquired by it not listed on
SCHEDULE 1 attached hereto and, unless otherwise consented to by the Administrative Agent, Borrower shall promptly enter into a supplement to this Agreement granting to the Lender a security interest in such Commercial Tort Claim.

     4.9 NOTICE OF DEFAULT. Immediately upon any officer of such Borrower becoming aware of the existence of any Event of Default, such Borrower will give notice to Administrative Agent that such Event of Default exists, stating the nature thereof, the period of existence thereof, and what action such Borrower proposes to take with respect thereto.

     4.10 BOOKS AND RECORDS; ACCESS.

          (a) Such Borrower will permit Administrative Agent and its representatives to examine such Borrower's books and records with respect to its Collateral and make extracts therefrom and copies thereof at any time and from time to time, and such Borrower will furnish such information and reports to Administrative Agent and its representatives regarding the Collateral as Administrative Agent and its representatives may from time to time request. Such Borrower will also permit Administrative Agent and its representatives to inspect its Collateral at any time and from time to time as Administrative Agent and its representatives may request.

          (b) Administrative Agent shall have authority, at any time, to place, or require such Borrower to place, upon such Borrower's books and records relating to Accounts, Chattel Paper and other rights to payment covered by the security interest granted hereby a notation or legend stating that such Accounts, Chattel Paper and other rights to payment are subject to Administrative Agent's security interest.

     4.11 ADDITIONAL DOCUMENTATION; FURTHER ACTS. Such Borrower will execute from time to time, and authorizes Administrative Agent to execute and/or file from time to time as such Borrower's attorney-in-fact, such financing statements, assignments, and other documents covering such Borrower's Collateral, including Proceeds, as Administrative Agent may request, make any proper filings and take any other actions as Lenders deem necessary in order to create, evidence, perfect, maintain or continue its security interest in such Collateral (including additional Collateral acquired by such Borrower after the date hereof), including, without limitation, filing this Agreement and any amendments thereto with the United States Copyright Office and the United States Patent and Trademark Office, and such Borrower will pay the cost of filing the same in all public offices in which Administrative Agent may deem filing to be appropriate and will notify Administrative Agent promptly upon acquiring any additional Collateral that may require an additional filing. Upon request, such Borrower will deliver to Administrative Agent all Borrower's Documents, Chattel Paper and Instruments constituting part of such Collateral. If such Borrower or its Subsidiaries shall obtain rights to or become entitled to the benefit of any Intellectual Property not identified herein, the provisions of this Agreement shall automatically apply thereto and such Borrower shall undertake to modify or update the schedules attached hereto identifying Intellectual Property to include any such new Intellectual Property and hereby authorizes Administrative Agent to modify or update the schedules attached hereto identifying Intellectual Property to include any such new Intellectual Property in the event Borrower fails to timely modify or update such schedules.


5.   RIGHTS OF LENDERS

     5.1 POWER OF ATTORNEY. Each Borrower appoints Administrative Agent, or any other person whom Administrative Agent may from time to time designate, as Borrower's attorney-in-fact with the power to, among other things: (a) endorse such Borrower's name on any checks, notes, acceptances, drafts or other forms of payment or security evidencing or relating to any of such Borrower's Collateral that may come into Administrative Agent's possession; (b) sign Administrative Agent's name on any invoice or bill of lading relating to any of such Borrower's Collateral, on drafts against customers, on schedules and confirmatory assignments of Accounts, Chattel Paper, Documents or other such Collateral, on notices of assignment, financing statements under the UCC and other public records, on verifications of accounts and on notices to customers; (c) notify the post office authorities to change the address for delivery of such Borrower's mail to an address designated by Administrative Agent; (d) receive and open all mail addressed to such Borrower; (e) send requests for verification of Accounts, Chattel Paper, Instruments or other such Collateral to customers; and (f) do all things necessary to carry out this Agreement. Such Borrower ratifies and approves all acts of the attorney taken within the scope of the authority granted. Neither Administrative Agent nor the attorney will be liable for any acts of commission or omission nor for any error in judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable so long as any portion of the Indebtedness remains unpaid. Such Borrower waives presentment and protest of all instruments and notice thereof, notice of default and dishonor and all other notices to which such Borrower may otherwise be entitled.

     5.2 CONTROL. Such Borrower will cooperate with Administrative Agent in obtaining control with respect to such Borrower's Collateral consisting of Deposit Accounts, Investment Property, Letter of Credit Rights, and Electronic Chattel Paper. Without limiting the foregoing, if such Borrower becomes a beneficiary of a letter of credit, then such Borrower shall promptly notify the Lender thereof and use reasonable efforts to enter into a tri-party agreement with the Administrative Agent and the issuer with respect to such letter of credit assigning the Letter of Credit Rights to the Administrative Agent, all in form and substance reasonably satisfactory to the Administrative Agent.

     5.3 COLLECTIONS. Except as otherwise provided herein, each Borrower shall continue to collect, at its own expense, all amounts due or to become due to such Borrower under the Accounts constituting part of such Borrower's Collateral and all other such Collateral. In connection with such collections, each Borrower may take (and, at Administrative Agent's direction given after the occurrence and during the continuance of an Event of Default, shall take) such action as such Borrower or Administrative Agent may deem necessary or advisable to enforce collection of such Accounts and such other Collateral; provided, however, that Administrative Agent shall have the right upon an Event of Default and upon giving written notice to Borrowers of Administrative Agent's intention to do so, to notify the Account Debtors under any such Accounts or obligors with respect to such other Collateral of the assignment of such Accounts and such other Collateral to Administrative Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to Borrowers thereunder directly to Administrative Agent and, upon such notification and at the expense of Borrowers, to enforce collection of any such Accounts or other Collateral, and to adjust, settle or compromise the amount or payment thereof in the same manner and to the same extent as Borrowers might have done, but unless and until Administrative Agent does so or gives Borrowers other instructions, Borrowers shall make all collections for Administrative Agent.

     5.4 LOCKBOX. In addition to its rights under Section 5.3 hereof, Administrative Agent requires that Borrowers instruct all current and future Account Debtors and obligors on other Collateral to make all payments directly to the Lockbox controlled by Administrative Agent pursuant to Section 4.5 of the Credit Agreement. All payments received in the Lockbox shall be transferred to a special bank account (the "COLLATERAL ACCOUNT") maintained by Administrative Agent for the benefit of Administrative Agent and Lenders subject to withdrawal by Administrative Agent only. Each Borrower agrees to immediately deliver all full and partial payments on any Collateral received by such Borrower to Administrative Agent in their original form, except for endorsements where necessary. Administrative Agent, at its sole discretion, may hold any collections on the Collateral delivered to it or deposited in the Collateral Account as cash collateral or may apply such collections to the payment of the Indebtedness in such order as Administrative Agent may elect; provided, however, that after an Event of Default has occurred and is continuing, Administrative Agent shall apply all collections in accordance with

Section 7.4 hereof. Until such payments are so delivered to Administrative Agent, such payments shall be held in trust by each Borrower for and as Administrative Agent's property, and shall not be commingled with any funds of such Borrower. Any application of any collection to the payment of any Indebtedness is conditioned upon final payment of any check or other instrument. In all events, no Borrower shall be able to withdraw any deposit from the Lock Box or Collateral Account until the expiration of three (3) days following said deposit.


6.   DEFAULT.

     6.1 EVENT OF DEFAULT. The occurrence of any Event of Default, as such term is defined in the Credit Agreement, shall constitute an event of default hereunder ("EVENT OF DEFAULT").


7.   RIGHTS AND REMEDIES ON DEFAULT.

     Upon the occurrence of an Event of Default, and at any time thereafter until such Event of Default is cured to the satisfaction of Administrative Agent, and in addition to the rights granted to Administrative Agent under Sections 4 and 5 hereof or in the Credit Documents, Administrative Agent may exercise any one or more of the following rights and remedies for the benefit of Administrative Agent and Lenders:

     7.1 ACCELERATION OF INDEBTEDNESS. Declare any and all Indebtedness to be immediately due and payable, and the same shall thereupon become immediately due and payable without further notice or demand.

     7.2 COLLATERAL. Without demand or notice to any Borrower:

          (a) collect, receive and give receipt for, compound, compromise, settle and give acquittance for and prosecute and discontinue any suits or proceedings in respect of any or all of the Collateral;

          (b) Offset any deposits, including unmatured time deposits, then maintained by Borrowers with Administrative Agent, whether or not then due, against any indebtedness then owed by Borrowers to Administrative Agent whether or not then due;

          (c) Comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral;

          (d) With the assistance of Borrowers, enter upon and into and take possession of all or such part or parts of the Collateral, including lands, plants, buildings, machinery, equipment, and other property as may be necessary or appropriate in the reasonable judgment of Administrative Agent, to permit or enable Administrative Agent to store, lease, sell or otherwise dispose of or collect all or any part of the Collateral, and use and operate said properties for such purposes and for such length of time as Administrative Agent may deem necessary or appropriate for said purposes without the payment of any compensation to Borrowers therefor;

          (e) Sell, lease or otherwise transfer all or any part of the Collateral without giving any warranties as to the Collateral which may have been considered to adversely affect the commercial reasonableness of any sale of the Collateral; and

          (f) Take any other action which Administrative Agent may deem reasonably necessary or desirable in order to realize on the Collateral, including, without limitation, the power to perform any contract, to endorse in the name of Borrowers any checks, drafts, notes, or other instruments or documents received in payment of or on account of the Collateral.

     7.3 OTHER RIGHTS. Exercise any and all other rights and remedies available to it by law or by agreement, including rights and remedies under the UCC as adopted in the relevant jurisdiction or any other applicable law, or under the Credit Agreement and, in connection therewith. Administrative Agent may require Borrowers to assemble the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent, and any notice of intended disposition of any of the Collateral required by law shall be deemed reasonable if such notice is mailed or delivered to Borrowers at its address as shown in Section 10.10 of the Credit Agreement at least 10 days before the date of such disposition.

     7.4 APPLICATION OF PROCEEDS. All proceeds of Collateral shall be applied in accordance with the UCC, and such proceeds applied toward the Indebtedness shall be applied in such order as provided in the Credit Agreement.

     7.5 INTELLECTUAL PROPERTY. Upon the occurrence and during the continuance of an Event of Default:

          (a) Administrative Agent may, at any time and from time to time, upon thirty (30) days' prior notice to Borrowers, license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Intellectual Property, throughout the world for such term or terms, on such conditions, and in such manner, as Administrative Agent shall in its sole discretion determine provided that any such license or sublicense shall preserve or reserve the right of such Borrower to use such Intellectual Property, royalty-free, after such Event of Default is cured or waived, or is otherwise discontinued;

          (b) Administrative Agent may (without assuming any obligations or liability thereunder), at any time exercise and enforce (and shall have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of Borrowers in, to and under any one or more Patent License, Trademark License, Copyright License or other agreements with respect to any Patent, Trademark or Copyright and take or refrain from taking any action under any such Patent License, Trademark License, Copyright License or other agreement, and Borrowers hereby release

     Administrative Agent from, and agree to hold Administrative Agent free and harmless from and against, any claims arising out of, any action taken or omitted to be taken with respect to any such license or agreement, except in cases of gross negligence or willful misconduct;

          (c) Any and all payments received by Administrative Agent under or in respect of any Intellectual Property (whether from Borrowers or otherwise), or received by Administrative Agent by virtue of agreement, shall be applied to the Indebtedness in accordance with Section 7.5 hereof;

          (d) Administrative Agent may exercise in respect of the Intellectual Property, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC; and

          (e) In order to implement the sale, lease, assignment, license, sublicense or other disposition of any of the Intellectual Property pursuant to this Section 7.8, Administrative Agent may, at any time, execute and deliver on behalf of Borrower one or more instruments of assignment of any Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country. Borrower agrees to pay when due all reasonable costs incurred in any such transfer of the Intellectual Property, including any taxes, fees and reasonable attorneys' fees.


8.   MISCELLANEOUS

     8.1 NO LIABILITY ON COLLATERAL. It is understood that Administrative Agent does not in any way assume any of Borrowers' obligations under any of the Collateral and Borrowers hereby agree to indemnify Administrative Agent against all liability resulting from Borrowers' obligations with respect to the Collateral, except for any such liabilities arising on account of Administrative Agent's gross negligence or willful misconduct.

     8.2 NO WAIVER. Administrative Agent shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Borrowers unless such waiver be in writing and signed by Administrative Agent. No delay or omission on the part of Administrative Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

     8.3 REMEDIES CUMULATIVE. All rights and remedies of Administrative Agent shall be cumulative and may be exercised singularly or concurrently, at Administrative Agent's option, and the exercise or enforcement of any one such right or remedy shall not bar or be a condition to the exercise or enforcement of any other.

     8.4 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Illinois, except to the extent that the perfection of the security interest hereunder, or the enforcement of any remedies hereunder, with respect to any particular Collateral shall be governed by the laws of a jurisdiction other than the State of Illinois.

     8.5 EXPENSES. Borrowers agree to pay the reasonable attorneys' fees and legal expenses incurred by Administrative Agent and the other Lenders in the exercise of any right or remedy available to it under this Agreement, whether or not suit is commenced, including, without limitation, attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's order or judgment.

     8.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of Borrowers and Administrative Agent and the other Lenders.

     8.7 SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     8.8 NO OBLIGATION TO PURSUE OTHERS. Administrative Agent has no obligation to attempt to satisfy the Indebtedness by collecting payments or Property from any other person liable for them and Administrative Agent may release, modify or waive any Collateral provided by any other person to secure any of the Indebtedness, all without affecting Administrative Agent's rights against Borrowers. Borrowers waive any right they may have to require Administrative Agent to pursue any third person for any of the Indebtedness.

     8.9 TERMINATION AND RELEASE. Upon termination of the Revolving Credit Facility and payment of all the Indebtedness in full, this Agreement shall terminate, and the Administrative Agent, at the request and expense of Borrowers, will (i) promptly execute and deliver to Borrowers the proper instruments acknowledging the termination of this Agreement, duly assign, transfer and deliver to Borrowers (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Administrative Agent and has not theretofore been disposed of or otherwise applied or released and (iii) record such termination in the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or governmental agency, subject to any disposition thereof which may have been made by the Administrative Agent pursuant to this Agreement.

                           [signature pages attached]

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                            BORROWERS:

                                            INFORMATION RESOURCES, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            564 RANDOLPH CO. #2
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            IRI PUERTO RICO, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            IRI VENEZUELA HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            IRI GUATEMALA HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            IRI GREEK HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            IRI FRENCH HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            IRI ITALY HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            INFOSCAN ITALY HOLDINGS, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            SHOPPERS HOTLINE, INC.
                                            a Delaware corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            NORTH CLINTON CORPORATION
                                            an Illinois corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            ADMINISTRATIVE AGENT AND LENDER:
                                            -------------------------------

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                            as Administrative Agent for Lenders


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------